UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to § 240.14a-12

INVENSENSE, INC.

(Name of Registrant as Specified In Its Charter)

TDK CORPORATION

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by TDK Corporation Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: InvenSense, Inc. Commission File No.: 001-35269

With respect to the acquisition of InvenSense, Inc. and the strengthening of the sensor business

To TDK all employees:

TDK Corporation today resolved a resolution to enter into definitive agreement with InvenSense, Inc. (“InvenSense”) to acquire all of the shares of InvenSense, a world forerunner in inertial sensors, and make it our wholly owned subsidiary.

Our view of the transaction is as follows:

In January 2016, TDK agreed to enter into a business partnership with Qualcomm and to establish a joint venture. We are currently diligently moving ahead with procedures to establish the joint venture and we are also accelerating our efforts to pursue synergies with Qualcomm.

In addition to this business decision, as previously explained, we intend to acquire new business opportunities in the IoT field through three important areas as a future growth strategy of TDK, and we will focus on three strategic growth products to increase earnings for future growth as we approach our centennial as a company.

Among our strategic growth products, sensors and actuators and sensors in particular are important devices in the IoT field, and since last year we have acquired Micronas and Tronics as an aggressive management step. We are currently applying the technical know-how we have developed over many years in thin-film magnetic technology in HDD heads to enhance magnetic sensors, typical of which are TMR sensors, and are combining these organically with existing sensors that TDK already has as well as new types of sensors.

With hardware elements and various combinations of these, we will provide valuable solutions to expand the sensor business. In this regard, circuit technology that enables optimal use of hardware as well as software technology are also vital. Micronas, one of the companies we acquired, has a leading track record of many years in the field of Hall element magnetic sensors, and synergistic effects are already being achieved with TDK’s high resolution TMR magnetic sensors.

InvenSense, the company we have decided to acquire at this time, is world forerunner in inertial sensors and has been at the forefront of development of 6-axis and 9-axis sensors worldwide. InvenSense’s mainstay products to date have been inertial sensors mainly for ICT devices. With the increasing uptake of electrical components along with assisted driving and automatic driving technology in the automotive area, demand for inertial sensors in the automotive area is set to increase. Therefore, the acquisition of InvenSense as our next step in expanding our sensor business is crucial. With the ability to acquire the algorithms, software and area needs that InvenSense possesses, we will significantly expand our sensor lineup (and our sensor world) in the three important areas we are aiming for and, as a result, we will establish a business environment that lets us become involved in a wide array of products and technologies, from sensor elements to sensor systems, that incorporate modules and software.

Our acquisition of InvenSense on this occasion is to ensure the further growth of the TDK Group. By creating attractive products and providing sensor solutions for customers through our collaboration with the group in technologies and products, we will aim for high goals as a company with greater presence in the global IoT areas, where we can expect a wealth of business opportunities.

We look forward to realize Sensor World together with InvenSense.

Shigenao Ishiguro

President and CEO

TDK Corporation

Additional Information and Where to Find It

In connection with the proposed transaction, TDK and InvenSense intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”). InvenSense will also file with the SEC a proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, InvenSense will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the InvenSense special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF INVENSENSE ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TDK OR INVENSENSE FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TDK, INVENSENSE AND THE PROPOSED TRANSACTION. The proxy statement and other documents filed by InvenSense with the SEC may be obtained free of charge at InvenSense’s website at www.invensense.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from InvenSense by requesting them by mail at InvenSense, Inc., 1745 Technology Drive Suite 200, San Jose, California 95110, Attention: Investor Relations, or by telephone at (408) 501-2200. The documents filed by TDK with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from TDK by requesting them by mail at Shibaura Renasite Tower, 3-9-1 Shibaura, Minato-ku, Tokyo 108-0023, Japan, Attention: Investor Relations.

This communication does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. TDK, InvenSense, and certain of their directors, officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of InvenSense in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of InvenSense’s stockholders in connection with the proposed transaction, and any direct or indirect interests, by security holdings or otherwise, they have in the proposed transaction, will be set forth in InvenSense’s definitive proxy statement when it is filed with the SEC. Information regarding InvenSense’s directors and executive officers and their ownership of InvenSense’s securities is set forth in the definitive proxy statement for InvenSense’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on July 29, 2016, and its Annual Report on Form 10-K for the fiscal year ended April 3, 2016, which was filed with the SEC on May 25, 2016. These documents may be obtained free of charge at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements that address a variety of subjects including, for example, the expected timetable for closing of the transaction between TDK and InvenSense, the expected benefits and synergies of the transaction, TDK’s and InvenSense’s plans, objectives and expectations and TDK’s expected product offerings, product development, marketing position and technical advances resulting from the transaction. Statements that are not historical facts, including statements about beliefs, plans and expectations, are forward-looking statements. Such statements are based on current expectations and are subject to a number of factors and uncertainties, are not historical facts and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements that reflect the current expectations, estimates, beliefs, assumptions, and projections of TDK’s senior management about future events with respect to InvenSense’s business and its industry in general. Statements that include words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” “goals,” “targets” and variations of these words (or negatives of these words) or similar expressions of a future or forward-looking nature identify forward-looking statements. In addition, any statements that refer to projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Actual results could differ materially from those projected or forecast in the forward-looking statements. The following important factors and uncertainties, among others, that could cause actual results to differ materially from those described in these forward looking statements include, without limitation: the parties’ ability to satisfy the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of stockholder and regulatory approvals, including the potential for regulatory authorities to require divestitures in connection with the proposed transaction; the occurrence of any event that could give rise to the termination of the merger agreement; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings that may be instituted against TDK or InvenSense and others following announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement or pendency of the proposed transaction; the risk that expected benefits, synergies and growth prospects of the transaction may not be achieved in a timely manner, or at all; the risk that InvenSense’s business may not be successfully integrated with TDK’s following the closing; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; and the response of customers, distributors, suppliers and competitors to the announcement of the proposed transaction. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the proxy statement when it becomes available and InvenSense’s filings with the SEC, including the risk factors contained in InvenSense’s most recent Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. TDK and InvenSense assume no obligation to update the information in this communication, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.